Note 20 - Subsequent Events	12 Months Ended
Nov. 30, 2023
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
20.	Subsequent Events

On January 18, 2024, pursuant to the Option Agreement signed with NevGold (Note 9) the Company received 10,000,000 common shares of NevGold, which equates to $3,000 issued at $0.30 per share representing the 30-day VWAP share price in accordance with the terms of the agreement. As a result, the Company has completed the sale of the Almaden Project to a subsidiary of NevGold. Unless permitted under securities legislation, these NevGold Shares can not be traded before May 19, 2024.

Subsequent to November 30, 2023, the Company had sales of 579,918 ATM Shares under the ATM Program for gross proceeds of approximately $0.8 million, with aggregate commissions paid or payable to the Agents and other share issue costs of approximately $0.02 million.